UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 3, 2010

DIAS Holding Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51898	58-2451191
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16630 Southfield Road, Allen Park, Michigan		48101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(248)4612678

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2010, Rev. Joseph Y. Tai resigned from his position as member of the board of directors of DIAS Holding Inc, effective immediately. On February 2, 2010, Wei-Xin Chang and Chun-Ying "John" Chen resigned from his position as member of the board of directors of DIAS Holding Inc, effective immediately. On August 25, 2010, Cliff Nakayama resigned from his position as member of the board of directors of DIAS Holding Inc, effective immediately. On August 25, 2010, Boyd Topham resigned from his position as member of the board of directors of DIAS Holding Inc, effective immediately.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAS Holding Inc.

September 3, 2010	By:	Hung-Lang Huang

Name: Hung-Lang Huang
Title: Chairman, Chief Executive Officer and President